UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  December 16, 2010
(Date of earliest event reported)

CHRISTOPHER & BANKS CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number:  001-31390

Delaware	06-1195422
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2400 Xenium Lane North
Plymouth, Minnesota 55441
(Address of principal executive offices, including zip code)

(763) 551-5000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)          Subject to his written acceptance, on December 14, 2010, the Board of Directors (the “Board”) of Christopher & Banks Corporation (the “Company”) elected Morris Goldfarb to the Board as a new director, effective January 3, 2011.  Mr. Goldfarb accepted on December 15, 2010.  The Company’s Board has not yet made a determination as to the committees of the Company’s Board on which Mr. Goldfarb will serve other than adding him as a member to the special committee of the Board that is responsible for coordinating the search for a permanent Chief Executive Officer.

Morris Goldbarb, 60, is Chairman of the Board and Chief Executive Officer of G-III Apparel Group, Ltd.  Mr. Goldfarb has served as an executive officer and a director of G-III and its predecessors since the formation of the company in 1974. Mr. Goldfarb also served as a director of Lakes Entertainment, Inc. from June 1998 until March 2010.

For his service on the Board of Directors, Mr. Goldfarb will receive, on a prorated basis, an annual cash retainer of $48,000.  In addition, on January 3, 2011, Mr. Goldfarb will be granted an option to purchase 19,000 shares of the Company’s common stock with an exercise price equal to the closing price of the common stock on such date, as well as a restricted stock award under the Plan approximating in value on January 3, 2011 $40,833 (rounded down to the nearest full number of shares) with respect to shares of the Company’s common stock, which shares shall vest immediately but shall be restricted from sale for six months from the date of grant.  The options become exercisable in three equal installments on July 1, 2011, July 1, 2012 and July 1, 2013.  The options and shares of restricted stock were granted pursuant to the Amended and Restated Christopher & Banks Corporation 2006 Equity Incentive Plan for Non-Employee Directors.

Other than as described above, there are no arrangements or understandings between Mr. Goldfarb and any other persons pursuant to which Mr. Goldfarb was selected as a director.  Mr. Goldfarb does not have a direct or indirect material interest in any currently proposed transaction to which the Company is to be party, nor has Mr. Goldfarb had a direct or indirect material interest in any such transaction since the beginning of the Company’s last fiscal year.

Item 7.01  Regulation FD Disclosure.

A copy of the press release, dated December 16, 2010, announcing the election of Mr. Goldfarb is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

99.1	Press release, dated December 16, 2010, of Christopher & Banks Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHRISTOPHER & BANKS CORPORATION

By:	/s/ Michael Lyftogt
Michael Lyftogt
Vice President, Finance and Interim Chief Financial Officer

Date: December 16, 2010

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release, dated December 16, 2010, of Christopher & Banks Corporation.